Exhibit 10.14

Execution Version

Certain identified information has been excluded from this exhibit because it is both not material and is the type of information that the registrant treats as private or confidential. [***] indicates that information has been redacted.

AMENDMENT NO. 3 TO CREDIT AGREEMENT AND CONSENT AND WAIVER NO. 1 TO DEBENTURE

AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of April 29, 2026, among the Initial Borrower, each Lender party hereto (constituting the Required Lenders), the Administrative Agent and the Collateral Agent, which amends that certain Credit Agreement (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of March 12, 2026 and Amendment No. 2 to Credit Agreement dated as of March 30, 2026, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended hereby, the “Credit Agreement”), dated as of February 11, 2026, among NSCALE SERVICES UK LTD, a private limited company incorporated in England and Wales with registered number 16445102, as Initial Borrower, the other Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, GLOBAL LOAN AGENCY SERVICES LIMITED, as Administrative Agent, GLAS TRUST CORPORATION LIMITED, as Collateral Agent and the other parties from time to time party thereto; and CONSENT AND WAIVER NO. 1 TO DEBENTURE (this “Consent and Waiver”, and together with this Amendment, this “Agreement”), dated as of April 29, 2026, among the Initial Borrower, the other Loan Parties party hereto, the Collateral Agent and the Lenders party hereto (constituting the Required Lenders), which waives certain obligations under the Debenture, dated as of March 31, 2026, among the Initial Borrower, Nscale Portugal, Unipessoal, LDA (“Nscale Portugal”), Nscale Drift III AS, Nscale Services Norway AS (collectively, the “Chargors”) and the Collateral Agent (the “Debenture”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Existing Credit Agreement or the Debenture, as applicable.

RECITALS

WHEREAS, Schedule 2.20 to the Existing Credit Agreement has incorporated a complete list of the Collection Accounts owned by the Initial Borrower or the Subsidiary Guarantors.

WHEREAS, Schedule 2.20 to the Existing Credit Agreement sets forth as Collection Accounts certain Alpha Accounts (as defined below) that have been closed by the Initial Borrower and Nscale Portugal.

WHEREAS, Section 9.08(b) of the Existing Credit Agreement permits the Administrative Agent, the Initial Borrower and the Required Lenders to amend Schedule 2.20 to the Existing Credit Agreement.

WHEREAS, Section 6.2(a)(ii) of the Debenture requires each Chargor to serve an Alpha Notice on Alpha Bank and procure that Alpha Bank signs and delivers to the Collateral Agent an acknowledgment substantially in the form of the schedule to the Alpha Notice within fourteen (14) days of the execution of the Debenture, with respect to any Account maintained with Alpha Bank (the “Alpha Accounts Obligation”).

WHEREAS, Section 6.3(a)(i)(B) of the Debenture requires each Chargor to procure that Alpha Bank signs and delivers to the Collateral Agent an acknowledgment substantially in the form of that set out in part 1 of schedule 5 to the Debenture within fourteen (14) days of the execution of the Debenture, with respect to the notices of assignment relating to the Alpha Agreements (the “Alpha Agreements Pledge Obligation”).

WHEREAS, Section 6.3(a)(ii) of the Debenture requires each Chargor not to exercise any right to terminate any Assigned Agreement (including the Alpha Agreements) except as expressly permitted under the Credit Agreement or with the prior consent of the Collateral Agent (the “Alpha Agreements Maintenance Obligation”, and together with the Alpha Accounts Obligation and the Alpha Agreements Pledge Obligation, the “Specified Obligations”).

WHEREAS, failure by the Initial Borrower and Nscale Portugal, each as a Chargor, to comply with the Specified Obligations resulted in a default under Section 7.01(e) of the Credit Agreement (the “Specified Default”), notice of which was provided pursuant to Section 5.05(a) of the Credit Agreement on April 16, 2026.

WHEREAS, the Initial Borrower and Nscale Portugal hereby request that the Collateral Agent, with the consent of the Required Lenders, waive the Specified Obligations and, as a consequence, to waive the Specified Default, pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. The Existing Credit Agreement is hereby amended pursuant to Section 9.08(b) of the Existing Credit Agreement by deleting Schedule 2.20 to the Existing Credit Agreement and replacing it in its entirety in the form set forth in Exhibit A hereto.

Section 2. In accordance with Section 9.08(b) of the Credit Agreement, the Collateral Agent, with the consent of the Required Lenders, hereby agrees:

(a)
to waive (i) the Specified Obligations under the Debenture and (ii) the Specified Default; and
(b)
that, for purposes of this Agreement only, “Alpha Accounts” shall mean each of the following bank accounts that were maintained by the Initial Borrower or Nscale Portugal as of the Closing Date and set forth on Schedule 2.20 to the Existing Credit Agreement:

Loan Party	Alpha Bank	Account Number	Credit Agreement Classification
Nscale Services UK LTD	[***]	[***]	Operating Account
Nscale Services UK LTD	[***]	[***]	Operating Account
Nscale Services UK LTD	[***]	[***]	Operating Account
Nscale Services Portugal, Unipessoal, LDA	[***]	[***]	Operating Account
Nscale Services Portugal, Unipessoal, LDA	[***]	[***]	Operating Account

Section 3. This Agreement shall become effective (the “Effective Date”) subject to the satisfaction or waiver by the Administrative Agent of each of the following conditions precedent on the date hereof:

(a)
the Administrative Agent (or its counsel) shall have received a counterpart of this Agreement executed and delivered by the Initial Borrower, the other Loan Parties party

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hereto, each Lender party hereto, constituting the Required Lenders, the Administrative Agent, and the Collateral Agent,
(b)
the representation and warranty set forth in Section 4 of this Agreement shall be true and correct in all respects as of the date hereof,
(c)
immediately after giving effect to the agreements set forth in Section 2 of this Agreement, no Default or Event of Default shall have occurred and be continuing; and
(d)
the Administrative Agent (or its counsel) shall have received reasonably satisfactory evidence that each of the Alpha Accounts has been closed.

Section 4. In order to induce the Required Lenders and the Collateral Agent to enter into this Agreement, the Initial Borrower represents and warrants that, (i) prior to their respective closures, no Alpha Account was a Collateral Account and each of the Alpha Accounts constituted an Excluded Account and (ii) as of the Effective Date, each of the Alpha Accounts has been closed.

Section 5. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender, Loan Party, the Administrative Agent or the Collateral Agent under the Existing Credit Agreement, the Debenture or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Debenture or any other Loan Document. For the avoidance of doubt the limited waiver granted under this Consent and Waiver shall not apply to any breach other than the Specified Default. The waiver set forth in this Consent and Waiver is a one-time waiver and is limited to its express terms. Other than as expressly set forth in this Agreement, nothing contained herein shall be construed to modify or in any way amend the Credit Agreement, the Debenture or any other Loan Document. The parties hereto acknowledge and agree that the amendment of the Existing Credit Agreement pursuant to this Agreement shall not constitute a novation of the Existing Credit Agreement. From and after the Effective Date, all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Agreement. The Initial Borrower confirms (on behalf of itself and the other Loan Parties) that all obligations of each Loan Party under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement. Without limitation of the foregoing, the Initial Borrower hereby confirms (on behalf of itself and the other Loan Parties) that the indemnification obligations set forth in Section 9.05 of the Credit Agreement shall apply with respect to the execution and delivery of this Agreement.

Section 6. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The words “execution,” “signed,” “signature” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 7. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

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Section 8. Each of the parties to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, nothing herein shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Initial Borrower, any other Loan Party or their respective properties in the courts of any jurisdiction.

Section 9. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 8 hereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 10. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.15 of the Credit Agreement or Section 27 of the Debenture, as applicable. Nothing herein will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 11. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

Section 12. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement.

Section 13. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NSCALE SERVICES UK LTD,
as Initial Borrower

By:	/s/ Ron Huisman
Name:	Ron Huisman
Title:	CAO / Director

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

NSCALE SERVICES NORWAY AS,
as Subsidiary Guarantor

By:	/s/ Joshua Payne
Name:	Joshua Payne
Title:	CEO

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

NSCALE DRIFT III AS,
as Subsidiary Guarantor

By:	/s/ Joshua Payne
Name:	Joshua Payne
Title:	CEO

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

NSCALE services portugal, unipessoal, lda.,
as Subsidiary Guarantor

By:	/s/ Nina Janic
Name:	Nina Janic
Title:	Director

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

GLOBAL LOAN AGENCY SERVICES LIMITED,
as Administrative Agent

By:	/s/ Norman Chan
Name:	Norman Chan
Title:	Senior Transaction Manager

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

GLAS TRUST CORPORATION LIMITED,
as Collateral Agent

By:	/s/ Norman Chan
Name:	Norman Chan
Title:	Senior Transaction Manager

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

EACH LENDER LISTED IN ANNEX A1, as Lender

By: Pacific Investment Management Company LLC,
as investment manager or adviser

By:	/s/ Bryan Tsu
Name:	Bryan Tsu
Title:	Managing Director

1 The obligations arising out of this Agreement are several and not joint with respect to each Lender, in accordance with its proportionate interest hereunder, and the parties agree not to proceed against any Lender for the obligations of another. To the extent a Lender is a registered investment company (“Trust”) or a series thereof, a copy of the Declaration of Trust of such Trust is on file with the Secretary of State of The Commonwealth of Massachusetts or Secretary of State of the State of Delaware. The obligations of or arising out of this Agreement are not binding upon any of such Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this Agreement is executed by or on behalf of a Trust on behalf of one or more series of the Trust, the assets and liabilities of each series of the Trust are separate and distinct and the obligations of or arising out of this Agreement are binding solely upon the assets or property of the series on whose behalf this Agreement is executed. If this Agreement is being executed on behalf of more than one series of a Trust, the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties agree not to proceed against any series for the obligations of another.

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

Annex A

PIMCO Income Strategy Fund

PIMCO Dynamic Income Strategy Fund

PIMCO Corporate & Income Opportunity Fund

PIMCO High Income Fund

PIMCO Income Strategy Fund II

PIMCO Corporate & Income Strategy Fund

PIMCO Access Income Fund

PIMCO Dynamic Income Opportunities Fund

PIMCO Flexible Credit Income Fund

PIMCO Dynamic Income Fund

DPC Colca S.à r.l.

DCSV PCLF – Compartment

PIF Sloane S.à r.l.

PDLF-PS Yuka S.à r.l.

SFI S Sulu S.à r.l.

DCSV SpecFin CE – Compartment

ABF Meribel S.à r.l.

DCSV PCL – Compartment

DCSV Horseshoe - Compartment

DCSV DISCO II - Compartment

PIMCO ETF Trust: PIMCO Active Bond Exchange-Traded Fund

PIMCO Funds: PIMCO Income Fund

PIMCO Funds: PIMCO Low Duration Income Fund

PIMCO Funds: PIMCO Total Return Fund

PIMCO Funds: PIMCO Investment Grade Credit Bond Fund

PIMCO ETF Trust: PIMCO Multisector Bond Active Exchange-Traded Fund

PIMCO FUNDS - PIMCO Long Duration Credit Bond Portfolio

PIMCO Funds: PIMCO High Yield Fund

PIMCO Funds: PIMCO International Bond Fund (U.S. Dollar-Hedged)

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

LENDERS

BLUE OWL CAPITAL CORPORATION
By: Blue Owl Credit Advisors LLC, is Investment
Advisor

By:	/s/ Jon ten Oever
Name:	Jon ten Oever
Title:	Authorized Signatory

BLUE OWL CREDIT INCOME CORP.
By: Blue Owl Credit Advisors LLC, is Investment
Advisor

By:	/s/ Jon ten Oever
Name:	Jon ten Oever
Title:	Authorized Signatory

BLUE OWL TECHNOLOGY FINANCE CORP.
By: Blue Owl Technology Credit Advisors LLC, is Investment Advisor

By:	/s/ Jon ten Oever
Name:	Jon ten Oever
Title:	Authorized Signatory

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

LENDERS

NJORDX HOLDINGS DAC

By:	/s/ Mary Munroe
Name:	Mary Munroe
Title:	Director

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

LENDERS

ABN AMRO BANK N.V.

By:	/s/ Timo Buijs
Name:	Timo Buijs
Title:	Executive Director, Project & Infrastructure Finance

By:	/s/ Michael Lodeqijk Borms
Name:	Michael Lodewijk Borms
Title:	Head of Project & Infrastructure Finance

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

LENDERS

STONEPEAK INFRASTRUCTURE CREDIT FUND I LP
By: STONEPEAK CREDIT ASSOCIATES LLC, its general partner

By:	/s/ Ryan Roberge
Name:	Ryan Roberge
Title:	Senior Managing Director

HUDSON WATERFRONT CREDIT SPV I LP
By: Hudson Waterfront Credit SPV I GP LLC, its general partner

By:	/s/ Ryan Roberge
Name:	Ryan Roberge
Title:	Senior Managing Director

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

LENDERS

SPC OPPS HOLDINGS S.à.r.l

By:	/s/ Michael E. Rettagliata
Name:	Michael E. Rettagliata
Title:	Director

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

LENDERS

NB SF CANADA INVESTORS 2021-1 LP

NBSF Canada Investors 2021-1 Associates LP
Its: General Partner

By: NBSD Canada Investors 2021-1 GP LLC
Its: General Partner

By:	/s/ Zhengyuan Lu
Name:	Zhengyuan Lu
Title:	Managing Director

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

LENDERS

VIOLA CREDIT ALF III (UK) LIMITED

By:	/s/ Ido Vigdor
Name:	Ido Vigdor
Title:	General Partner

By:	/s/ Neha Mittal
Name:	Neha Mittal
Title:	Head of Europe

VIOLA CREDIT ALF III (U) (UK) LIMITED

By:	/s/ Ido Vigdor
Name:	Ido Vigdor
Title:	General Partner

By:	/s/ Neha Mittal
Name:	Neha Mittal
Title:	Head of Europe

[Nscale GPU Financing – Signature Page to Amendment No. 3 to Credit Agreement]

Omitted Exhibit

Exhibit A to this exhibit, which is described above, have been omitted pursuant to Item 601(a)(5) of Regulation S-K because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in this exhibit or the disclosure document. The registrant will furnish supplementally copies of Exhibit A to the Securities and Exchange Commission or its staff upon request.

Exhibit A

Schedule 2.20

Collection Accounts

[***]

[Exhibit A]

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